EXHIBIT 23.1


                         CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement on Form S-8 of Promotions.com, Inc. (formerly Webstakes.com, Inc.) of our report dated February 19, 1999 on our audits of the financial statements of Webstakes.com, Inc. as of and for the years ended December 31, 1998 and 1997.


                                                     PRICEWATERHOUSECOOPERS, LLP



New York, New York
February 22, 2000